UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 21, 2010

World Fuel Services Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-9533

Florida	59-2459427
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

9800 Northwest 41st Street, Suite 400

Miami, Florida 33178

(Address of principal executive offices, including zip code)

(305) 428-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 21, 2010, World Fuel Services Corporation (the “Company”) issued a press release announcing that it has closed its registered underwritten public offering of common stock. A copy of the press release is attached hereto as Exhibit 99.1

The information contained in this Item 7.01 and the information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing.

Item 8.01. Other Events.

In connection with the public offering of common stock referenced under Item 7.01 above, the Company is filing a legal opinion regarding the validity of the shares of common stock. A copy of the opinion is filed as Exhibit 5.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Shutts & Bowen LLP.

23.1	Consent of Shutts & Bowen LLP (included in Exhibit 5.1 above).

99.1	Press Release, dated September 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 21, 2010	World Fuel Services Corporation

/s/ R. Alexander Lake
R. Alexander Lake
Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

The following exhibits are filed herewith:

Exhibit No.	Description

5.1	Opinion of Shutts & Bowen LLP.

23.1	Consent of Shutts & Bowen LLP (included in Exhibit 5.1 above).

99.1	Press Release, dated September 21, 2010.